THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT

      THIS THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 31st day of August, 2004, by and among Argan, Inc. (formerly Puroflow Incorporated)("Argan"), a corporation organized and in good standing under the laws of the State of Delaware, Southern Maryland Cable, Inc. ("SMC"), a corporation organized and in good standing under the laws of the State of Delaware, and AGAX/VLI Acquisition CORPORATION ("AGAX/VLI Acquisition"), a corporation organized and in good standing under the laws of the State of Delaware, jointly and severally (each a "Borrower"; and collectively, the "Borrowers") and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the "Lender").

                                    RECITALS

      A. Argan and SMC (the "Original Borrowers") and the Lender entered into a Financing and Security Agreement dated as of August 19, 2003 (the same, as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement").

      B. The Financing Agreement provides for some of the agreements between the Original Borrowers and the Lender with respect to the Loans (as defined in the Financing Agreement), including a revolving credit facility in an amount not to exceed $1,750,000 and a term loan facility in an amount not to exceed $1,200,000.

      C. Kevin Thomas and Ken Manley (the "Stockholders"), Argan, VITARICH LABORATORIES, INC., a corporation organized under the laws of the State of Florida ("VLI") and AGAX/VLI Acquisition have entered into an Agreement and Plan of Merger, dated August 31, 2004 (the "Merger Agreement"), pursuant to which Argan will acquire VLI by means of a merger of VLI with and into AGAX/VLI
Acquisition (the "Merger"). Argan has requested that the Lender finance a portion of the Merger. The Lender has agreed to do so, on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers and the Lender agree as follows:

      1. Recitals. The Borrowers and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

      2. Representations and Warranties. The Borrowers represent and warrant to the Lender as follows:

      (a) Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of their respective state of incorporation set forth above and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification;

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      (b) Each  Borrower has the power and authority to execute and deliver this
Agreement and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;

      (c) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms;

      (d) All of Borrowers' representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of Borrowers' execution of this Agreement; and

      (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

      3. Certain  Defined Terms.  The following  definitions are hereby added to
Section 1.1 of the Financing Agreement as follows:

            "Borrowing  Base"  has  the  meaning   described  in  Section  2.1.8
(Borrowing Base).

            "Borrowing  Base  Deficiency"  has the meaning  described in Section
2.1.8 (Borrowing Base).

            "Borrowing Base Report" has the meaning described in Section 2.1.9 (Borrowing Base Report).

            "Eligible Inventory" means the collective reference to all Inventory of each Borrower held for sale in the ordinary course of business, valued at the lowest of the net purchase cost or realizable value with respect to raw materials and the lowest of the net manufacturing cost or realizable value with respect to finished goods inventory, excluding, however, any Inventory which consists of:

            (i) any Inventory located outside of the United States;

            (ii) any Inventory in which the Lender has not properly and unavoidably perfected the Liens of the Lender under this Agreement;

            (iii) any Inventory not in the actual possession of a Borrower, except to the extent provided in subsection (iv) below;

            (iv) any Inventory in the possession of a bailee, warehouseman, consignee or similar third party, except to the extent that such bailee, warehouseman, consignee or similar third party has entered into an agreement with the Lender in which such bailee, warehouseman, consignee or similar third party consents and agrees to the Lender's Lien on such Inventory and to such other terms and conditions as may be required by the Lender;

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

            (v) any Inventory located on premises leased or rented to a Borrower or otherwise not owned by a Borrower, unless the Lender has received a waiver and consent from the lessor, landlord and/or owner, in form and substance satisfactory to the Lender and from any mortgagee of such lessor, landlord or owner to the extent required by the Lender;

            (vi) any Inventory the sale or other disposition of which has given rise to a Receivable;

            (vii)  any   Inventory   which  fails  to  meet  all  standards  and
requirements imposed by any Governmental Authority over such Inventory or its production, storage, use or sale;

            (viii)   work-in-process,    supplies,   displays,   packaging   and
promotional materials;

            (ix) any Inventory as to which the Lender determines in the exercise of its sole and absolute discretion at any time and in good faith is not in good condition or is defective, unmerchantable, post-seasonal, slow moving or obsolete; and

            (x) any Inventory which the Lender in the good faith exercise of its sole and absolute discretion has deemed to be ineligible because the Lender in good faith, otherwise considers the collateral value to the Lender to be impaired or its ability to realize such value to be insecure.

            In the event of any dispute under the foregoing criteria, as to whether Inventory is, or has ceased to be, Eligible Inventory, the decision of the Lender in the good faith exercise of its sole and absolute discretion shall control.

            "Eligible Receivable" and "Eligible Receivables" mean, at any time of determination thereof, the unpaid portion of each account (net of any returns, discounts, claims, credits, charges, accrued rebates or other allowances, offsets, deductions, counterclaims, disputes or other defenses and reduced by the aggregate amount of all reserves, limits and deductions provided for in this definition and elsewhere in this Agreement) receivable in United States Dollars by a Borrower, provided each account conforms and continues to conform to the following criteria to the satisfaction of the Lender:

      (a) the account arose in the ordinary course of a Borrower's business from a bona fide outright sale of Inventory by such Borrower or from services performed by such Borrower;

      (b) the account is a valid, legally enforceable obligation of the Account Debtor and requires no further act on the part of any Person under any circumstances to make the account payable by the Account Debtor;

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      (c) the account is based upon an enforceable order or contract, written or oral, for Inventory shipped or for services performed, and the same were shipped or performed in accordance with such order or contract;

      (d) if the account arises from the sale of Inventory, the Inventory the sale of which gave rise to the account has been shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding;

      (e) if the account arises from the performance of services, such services have been fully rendered and do not relate to any warranty claim or obligation;

      (f) the account is evidenced by an invoice or other documentation in form acceptable to the Lender, dated no later than the date of shipment or performance and containing only terms normally offered by the respective Borrower;

      (g) the amount shown on the books of a Borrower and on any invoice, certificate, schedule or statement delivered to the Lender is owing to such Borrower and no partial payment has been received unless reflected with that delivery;

      (h) the account is not outstanding more than ninety (90) days from the date of the invoice therefore;

      (i) the account is not owing by any Account Debtor for which the Lender has deemed fifty percent (50%) or more of such Account Debtor's other accounts (or any portion thereof) due to a Borrower, individually, or all of the Borrowers collectively, to be non-Eligible Receivables;

      (j) to the extent such account is owing by an Account Debtor or a group of affiliated Account Debtors then existing accounts to all of the Borrowers collectively exceed in aggregate face amount twenty five percent (25%) of the total Eligible Receivables of all Borrowers Receivables, the accounts in excess of twenty five percent (25%) shall not be Eligible Receivables;

      (k) the Account Debtor has not returned, rejected or refused to retain, or otherwise notified a Borrower of any dispute concerning, or claimed nonconformity of, any of the Inventory or services from the sale or furnishing of which the account arose;

      (l) the account is not subject to any present or contingent (and no facts exist which are the basis for any future) offset, claim, deduction or counterclaim, dispute or defense in law or equity on the part of such Account Debtor, or any claim for credits, allowances, or adjustments by the Account Debtor because of returned, inferior, or damaged Inventory or unsatisfactory services, or for any other reason including, without limitation, those arising on account of a breach of any express or implied representation or warranty;

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

      (m) the Account Debtor is not a Subsidiary or Affiliate of any Borrower or an employee, officer, director or shareholder (other than Kevin Thomas), of any Borrower or any Subsidiary or Affiliate of any Borrower;

      (n) the Account Debtor is not incorporated or primarily conducting business or otherwise located in any jurisdiction outside of the United States of America, unless the Account Debtor's obligations with respect to such account are secured by a letter of credit, guaranty or banker's acceptance having terms and from such issuers and confirmation banks as are acceptable to the Lender in its sole and absolute discretion (which letter of credit, guaranty or banker's acceptance is subject to the perfected Lien of the Lender);

      (o) as to which none of the following events has occurred with respect to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

      (p) the Account Debtor is not a Governmental Authority, unless all rights of each Borrower with respect to such account have been assigned to the Lender on terms acceptable to the Lender pursuant to the Assignment of Claims Act of 1940, as amended or any comparable state statute;

      (q) no Borrower is indebted in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by a Borrower in the ordinary course of its business;

      (r) the account does not arise from services under or related to any warranty obligation of a Borrower or out of service charges, finance charges or other fees for the time value of money;

      (s) the account is not evidenced by chattel paper or an instrument of any kind;

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

      (t) the title of the respective Borrower to the account is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens;

      (u) no bond or other undertaking by a guarantor or surety has been or is required to be obtained, supporting the performance of any Borrower or any other obligor in respect of any of such Borrower's agreements with the Account Debtor or supporting the account and any of the Account Debtor's obligations in respect of the account;

      (v) each Borrower has the full and unqualified right and power to assign and grant a security interest in, and Lien on, the account to the Lender as security and collateral for the payment of the Obligations;

      (w) the account is subject to a Lien in favor of the Lender, which Lien is perfected as to the account by the filing of financing statements and which Lien upon such filing constitutes a first priority security interest and Lien;

      (x) the Inventory giving rise to the account was not, at the time of the sale thereof, subject to any Lien, except those in favor of the Lender;

      (y) the part of the account which represents a retainage shall be excluded from Eligible Accounts, and to the extent any part of an account represents a progress billing the Lender reserves the right to among other things, exclude such account or to lower the advance rate of Eligible Accounts, or limit the amount of loans which can be made against progress billings, based on the results of a field exam; and

      (z) the Lender in the good faith exercise of its sole and absolute discretion has not deemed the account ineligible because of uncertainty as to the creditworthiness of the Account Debtor or because the Lender otherwise considers the collateral value of such account to the Lender to be impaired or its ability to realize such value to be insecure.

      In the event of any dispute, under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible Receivable, the decision of the Lender in the good faith exercise of its sole and absolute discretion shall control.

      "Merger Agreement" means that certain agreement and plan of merger dated August ___, 2004 by and among the Stockholders named therein, VLI, Argan and AGAX/VLI Acquisition.

      "Merger Agreement Documents" means collectively the Merger Agreement and any and all other agreements, documents or instruments (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefore) previously, now or hereafter executed and delivered by any or all of the Borrowers, the Stockholders, or any other Person in connection with the Merger Agreement Transaction.

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

      "Merger  Agreement   Transaction"   means  the  stock  purchase  agreement
transaction contemplated by the provisions of the Merger Agreement.

      4. Revised Terms. The following definitions in Section 1.1 of the Financing Agreement are amended and restated in their entirety as follows:

      "Responsible Officer" means for Argan, Rainer Bosselmann, President, Haywood Miller, Executive Vice President, Art Trudel, Senior Vice President and CFO, for SMC, Haywood Miller, Vice President and Secretary and Art Trudel, Vice President and Treasurer and for AGAX/VLI Acquisition, Rainer Bosselmann,
Chairman of the Board, Art Trudel, Vice President or Treasurer and Haywood Miller as V.P. or Secretary.

      "Revolving Credit Expiration Date" means May 31, 2005.

      5. Revolving Credit Facility. Section 2.1.1 of the Financing Agreement is hereby amended and restated in its entirety as follows:

            2.1.1 Revolving Credit Facility.

            Subject to and upon the provisions of this Agreement, the Lender establishes a revolving credit facility in favor of the Borrowers. The aggregate of all advances under the Revolving Credit Facility is sometimes referred to in this Agreement as the "Revolving Loan".

            The principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) is the "Revolving Credit Committed Amount".

            During the Revolving Credit Commitment Period, any or all of the Borrowers may request advances under the Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to any Borrower's request the aggregate outstanding principal balance of the Revolving Loan would not exceed the lesser of (a) the Revolving Credit Committed Amount or
(b) the then most current Borrowing Base.

            Unless sooner paid, the unpaid Revolving Loan, together with interest accrued and unpaid thereon, and all other Obligations shall be due and payable in full on the Revolving Credit Expiration Date.

      6. Procedure for Making Advances Under the Revolving Loan; Lender Protection Loans. Section 2.1.2 of the Financing Agreement is hereby amended and restated in its entirety as follows:

            2.1.2 Procedure for Making Advances Under the Revolving Loan; Lender Protection Loans.

            The Borrowers may borrow under the Revolving Credit Facility on any Business Day. Advances under the Revolving Loan shall be deposited to a demand deposit account of a Borrower with the Lender (or an Affiliate of the Lender) or shall be otherwise applied as directed by the Borrowers, which direction the Lender may require to be in writing. No later than 11:00 a.m. (Eastern Time) on the date of the requested borrowing, the Borrowers shall give the Lender oral or

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written  notice (a "Loan Notice") of the amount and (if requested by the Lender)
the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by the Borrowers within three (3) Business Days after the making of the requested advance under the Revolving Loan. Each Loan Notice shall be irrevocable.

            In addition, each of the Borrowers hereby irrevocably authorizes the Lender at any time and from time to time, without further request from or notice to the Borrowers, to make advances under the Revolving Loan, and to establish, without duplication reserves against the Borrowing Base, which the Lender, in its sole and absolute discretion, deems necessary or appropriate to protect the interests of the Lender, including, without limitation, advances and reserves under the Revolving Loan made to cover debit balances in the Revolving Loan Account, principal of, and/or interest on, any Loan, the Obligations, and/or Enforcement Costs, prior to, on, or after the termination of other advances under this Agreement, regardless of whether the outstanding principal amount of the Revolving Loan that the Lender may advance or reserve hereunder exceeds the Revolving Credit Committed Amount. Notwithstanding the foregoing, prior to the occurrence of any Default, the Lender will provide notice of any advances made under the Revolving Loan pursuant to this provision.

      7. Borrowing Base. The following Sections are hereby added to the Financing Agreement immediately after Section 2.1.7 as Sections 2.1.8 through 2.1.11:

            2.1.8 Borrowing Base

            As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty percent (80%) of the amount of Eligible Receivables, plus (b) fifty percent (50%) of the amount of Eligible Inventory.

            The Borrowing Base shall be computed based on the Borrowing Base Report most recently delivered to and accepted by the Lender in its sole and absolute discretion. In the event the Borrowers fail to furnish a Borrowing Base Report required by Section 2.1.9 (Borrowing Base Report), or in the event the Lender believes that a Borrowing Base Report is no longer accurate, the Lender may, in its sole and absolute discretion exercised from time to time and without limiting its other rights and remedies under this Agreement, suspend the making of or limit advances under the Revolving Loan. The Borrowing Base shall be subject to reduction by the amount of any Receivable or any Inventory which was included in the Borrowing Base but which the Lender determines fails to meet the respective criteria applicable from time to time for Eligible Receivables or Eligible Inventory.

            If at any time the total of the aggregate principal amount of the Revolving Loan exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrowers at the sole and absolute discretion of the Lender exercised from time to time shall pay the Borrowing Base Deficiency ON DEMAND to the Lender.

            Without implying any limitation on the Lender's discretion with respect to the Borrowing Base, the criteria for Eligible Receivables and for Eligible Inventory contained in the respective definitions of Eligible
Receivables and of Eligible Inventory are in part based upon the business operations of the Borrowers existing on or about the Closing Date and upon information and records furnished to the Lender by the Borrowers. If at any time or from time to time

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hereafter,  the business  operations of the Borrowers change or such information and records furnished to the Lender is incorrect or misleading, the Lender in its discretion, may at any time and from time to time during the duration of this Agreement change such criteria or add new criteria. The Lender may communicate such changed or additional criteria to the Borrowers from time to time either orally or in writing.

            2.1.9 Borrowing Base Report

            The Borrowers will furnish to the Lender no less frequently than monthly and at such other times as may be requested by the Lender a report of the Borrowing Base (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Lender, appropriately completed and duly signed. The Borrowing Base Report shall contain the amount and payments on the Receivables, the value of Inventory, and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Lender may from time to time request. Upon the Lender's request and upon the creation of any Receivables, or at such other intervals as the Lender may require, the Borrowers will provide the Lender with (a) copies of Account Debtor invoices; (b) evidence of shipment or delivery; and (c) such further schedules, documents and/or information regarding the Receivables and the Inventory as the Lender may reasonably require. The items to be provided under this subsection shall be in form satisfactory to the Lender, and certified as true and correct by a Responsible Officer (or by any other officers or employees of the Borrower whom a Responsible Officer from time to time authorizes in writing to do so), and delivered to the Lender from time to time solely for the Lender's convenience in maintaining records of the Collateral. Any Borrower's failure to deliver any of such items to the Lender shall not affect, terminate, modify, or otherwise limit the Liens of the Lender on the Collateral.

            2.1.10 Mandatory Prepayments of Revolving Loan.

            The  Borrowers  shall  make  the  mandatory   prepayments   (each  a
"Revolving Loan Mandatory Prepayment" and collectively, the "Revolving Loan Mandatory Prepayments") of the Revolving Loan at any time and from time to time in such amounts requested by the Lender pursuant to Section 2.1.8 (Borrowing
Base) in order to cover any Borrowing Base Deficiency.

            2.1.11 The Collateral Account.

            If the Lender requests, the Borrowers will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Lender and from which the Lender alone has power of access and withdrawal (the "Collateral Account"). When a Collateral Account is in existence, each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Borrowers where necessary to permit the collection of any such Items of Payment, which endorsement the Borrowers hereby agree to make. In the event the Borrowers fail to do so, the Borrowers hereby authorize the Lender to make the endorsement in the name of any or all of the Borrowers. During any period when a Collateral Account is in place, prior to such a deposit, the Borrowers will not commingle any Items of Payment with any of the Borrowers' other funds or property, but will hold them separate and apart in trust and for the account of the Lender.

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            In  addition,  if so  directed by the Lender,  the  Borrowers  shall direct the mailing of all Items of Payment from their Account Debtors to one or more post-office boxes designated by the Lender, or to such other additional or replacement post-office boxes pursuant to the request of the Lender from time to time (collectively, the "Lockbox"). The Lender shall have unrestricted and exclusive access to the Lockbox.

            After a Collateral Account is established, tithe Borrowers hereby authorize the Lender to inspect all Items of Payment, endorse all Items of Payment in the name of any or all of the Borrowers, and deposit such Items of Payment in the Collateral Account. The Lender reserves the right, exercised in its sole and absolute discretion from time to time, to provide to the Collateral Account credit prior to final collection of an Item of Payment and to disallow credit for any Item of Payment which is unsatisfactory to the Lender. In the event Items of Payment are returned to the Lender for any reason whatsoever, the Lender may, in the exercise of its discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Collateral Account, the Revolving Loan Account, or other account, as appropriate.

            The Lender will apply the whole or any part of the collected funds credited to the Collateral Account against the Revolving Loan (or with respect to Items of Payment that are not proceeds of Accounts or Inventory or after an Event of Default, against any of the Obligations) or credit such collected funds to a depository account of any or all of the Borrowers with the Lender (or an Affiliate of the Lender), the order and method of such application to be in the sole discretion of the Lender. On the first day of each month, the Borrowers shall pay the Lender an amount equal to the additional interest which would have accrued on the Revolving Loan during the preceding month if collections in the Collateral Account during the month had been received two (2) Business Days subsequent to their actual receipt; any resulting increase in the amount of interest payable by the Borrowers shall be part of the Obligations.

      8. Compliance with Eligibility Standards. The following Section is added to the Financing Agreement immediately after Section 4.1.28 as Section 4.1.29:

            4.1.29 Compliance with Eligibility Standards.

            Each Account and all Inventory included in the calculation of the Borrowing Base does and will at all times meet and comply with all of the standards for Eligible Receivables and Eligible Inventory. With respect to those Accounts which the Lender has deemed Eligible Receivables (a) there are no facts, events or occurrences which in any way impair the validity, collectibility or enforceability thereof or tend to reduce the amount payable thereunder; and (b) there are no proceedings or actions known to any Borrower that are threatened or pending against any Account Debtor which might result in any material adverse change in the Borrowing Base.

      9. Monthly Reports The following Section is added to the Financing Agreement immediately after Section 6.1.1(d):

            6.1.1(e) Monthly Reports

            The Borrowers shall furnish to the Lender within twenty (20) days after the end of each fiscal month, a Borrowing Base Report and a report containing the following information:

                  (i) a detailed aging schedule of all Receivables by Account Debtor, in such detail, and accompanied by such supporting information, as the Lender may from time to time reasonably request;

                  (ii) a detailed aging of all accounts payable by supplier, in such detail, and accompanied by such supporting information, as the Lender may from time to time reasonably request;

                  (iii) a listing of all Inventory by component, category and location, in such detail, and accompanied by such supporting information as the Lender may from time to time reasonably request; and

                  (iv) such other information as the Lender may reasonably request.

      10. Financial Covenants Section 6.1.14 of the Financing Agreement is hereby amended and restated in its entirety as follows:

            6.1.14 Financial Covenants.

            (a) Funded Debt to EBITDA. The Borrowers, on a consolidated basis, will not permit the ratio of Funded Debt to EBITDA tested as of the last day of each of the Borrowers' fiscal quarters to be greater than 2.50 to 1.00 beginning with the fiscal quarter ending January 31, 2005. For the fiscal quarter ending January 31, 2005, this covenant shall be calculated by annualizing the EBITDA component for the prior two (2) fiscal quarters. For the quarter ending April 30, 2005, this covenant shall be calculated by annualizing the EBITDA component for the fiscal quarter then ending and the immediately preceding three (3) fiscal quarters and commencing on July 31, 2005 and thereafter, this covenant shall be calculated based on the four (4) quarter period then ending.

            (b) Fixed Charge Coverage Ratio. The Borrowers will maintain, on a consolidated basis and tested as of the last day of each of the Borrowers' fiscal quarters, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.00 beginning with the fiscal quarter ending January 31, 2005. For the fiscal quarter ending January 31, 2005, this covenant shall be calculated by annualizing the EBITDA component of the Fixed Charge Coverage Ratio for the prior two (2) fiscal quarters. For the quarter ending April 30, 2005, this covenant shall be calculated by annualizing the EBITDA component of the Fixed Charge Coverage Ratio for the prior three (3) fiscal quarters and commencing on July 31, 2005 and thereafter, this covenant shall be calculated based on the four (4) quarter period then ending.

      11.  Minimum  Liquidity  and  Positive Net Income  Covenants.  The Minimum
Liquidity and Positive Net Income covenants set forth in that certain Second Amendment To Financing and Security Agreement made as of the 29th day of June, 2004 by and among Argan, SMC and the Lender are hereby deleted in their entirety.

      12. Field Audit, Financials. The Borrowers agree that as soon as available, but in no event later than October 15, 2004:

            (a) The Lender shall have completed, at Borrowers' expense, a field audit of the Collateral and the books and records of AGAX/VLI Acquisition, the results of which must be satisfactory to the Lender in all material respects; and

            (b) The Borrower's shall have provided to the Lender a current balance sheet of AGAX/VLI Acquisition, all in form and detail satisfactory to the Lender.

            (c) Upon receipt and review of the results of the field examination provided in (a) above, provided such results are satisfactory to the Lender and further provided that any changes or adjustments which the Lender requires as a result of such examination have been fully implemented by Borrower, the Lender will release its lien on that certain $300,000 certificate of deposit previously pledged by the Borrowers to the Lender as collateral security for the Borrower's obligations under the Term Loan.

      13. Representations with Respect to Merger Agreement Transaction.

      The Lender has received true and correct photocopies of the Merger Agreement and each of the other Merger Agreement Documents, executed, delivered and/or furnished on or before the date of this Agreement in connection with the Merger Agreement Transaction. Neither the Merger Agreement nor any of the other Merger Agreement Documents have been modified, changed, supplemented, canceled, amended or otherwise altered or affected, except as otherwise disclosed to the Lender in writing on or before the date of this Agreement. The Merger Agreement Transaction has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Merger Agreement and with all applicable Laws.

      14. Fee. In consideration of the Bank's modifications described above, the Borrowers shall pay to the Lender upon the date of this Agreement, a nonrefundable fee, in the amount of Twenty Thousand Dollars ($20,000). The fee is considered earned when paid and is not refundable.

      15. Conditions Precedent. The agreements of the Lender under this Agreement are subject to the following conditions precedent:

            (a) An Amended and Restated Revolving Credit Note (the "Replacement Revolving Note") issued and delivered by the Borrowers in the form of EXHIBIT A_ attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000);

            (b) A First Amendment to Term Note (the "Term Note Modification") issued and delivered by the Borrowers in the form of EXHIBIT B_, and dated as of June 29, 2004 attached hereto and incorporated herein by reference;

            (c)  An  Additional   Borrower  Joinder   Supplement  from  AGAX/VLI
Acquisition (the "Joinder"), together with all documents, instruments and deliveries required pursuant to such Additional Borrower Joinder Supplement;

            (d) The Lender shall have received photocopies of all Merger Agreement Documents executed, delivered and/or furnished in connection with the Merger Agreement Transaction, together with a certificate signed by a Responsible Officer of each of the Borrowers certifying that the Merger Agreement and the other Merger Agreement Documents furnished to the Lender are true, correct, in full force and effect and the provisions thereof have not been in any way modified, amended or waived, the Merger Agreement Transaction has been closed and completed in accordance with the Merger Agreement and the other Merger Agreement Documents furnished to the Lender and in accordance with all applicable Laws, including, any and all bulk transfer laws, the Borrowers have given public notice of their obligation to pay the obligations and liabilities assumed by the Borrowers under, and in connection with, the Merger Agreement in accordance with the provisions of Article 6 of the Uniform Commercial Code, the Borrowers have obtained all consents, licenses and approvals to permit it to engage in the business previously operated and conducted by the Seller, and the Seller has duly and properly assigned to the Borrowers all of its right, title and interest in, and to, any and all Trademarks, Copyrights and Patents, together with the goodwill of the Seller associated with, and/or symbolized by, any of the foregoing, and such assignment has been duly and properly filed, registered and recorded with the United States Patent and Trademark Office, the United States Copyright Office and with such other state or Federal Governmental Authorities as may be necessary to effect and consummate an assignment of such Trademarks, Copyrights and Patents, together with the goodwill associated with, or symbolized by any of the foregoing from the Seller to the Borrowers;

            (e) True and complete copies of the resolutions of AGAX/VLI Acquisition and Argan's Board of Directors authorizing (A) the execution, delivery and performance of this Agreement and the Merger Agreement Documents to which it is a party, (B) the borrowings hereunder, and (C) the granting of the Liens contemplated by this Agreement and the Joinder to which it is a party and
(E) the Merger Agreement Transaction;

            (f) The Lender shall have received copies of all consents, licenses and approvals, required in connection with the execution, delivery, performance, validity and enforceability of this Agreement, the Joinder, the Merger Agreement Documents, and such consents, licenses and approvals shall be in full force and effect;

            (g) All documents and instruments  (including,  without  limitation,
UCC-1 financing statements and UCC-3 termination statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected first Lien in the Collateral (subject only to the Permitted Liens), in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, along with such evidence as the Lender may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full;

            (h) Payment of the fees described in Paragraph 11 of this Agreement, together with the Lender's legal fees and expenses; and

            (i)  Such  other  information,   instruments,  opinions,  documents,
certificates and reports as the Lender may deem necessary.

      16. Replacement Revolving Credit Note. The Borrowers shall execute and deliver to the Lender on the date hereof the Replacement Revolving Note in substitution for and not satisfaction of, the issued and outstanding Revolving Credit Note, and the Replacement Revolving Note shall be the "Revolving Credit Note" for all purposes of the Financing Documents. The Note being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the Original Borrowers after the execution.

      17. Ratification; Novation. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

      18. Fees and Expenses. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges.

      19. Good Faith. Each Borrower acknowledges and warrants that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

      20. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that the Lender may rely on a telecopy of any signature of a Borrower. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS OR ATTEST:                    ARGAN, INC.

_________________________             By:______________________(SEAL)
                                      Name:
                                      Title:

WITNESS OR ATTEST:                    SOUTHERN MARYLAND CABLE, INC.

_________________________             By:______________________(SEAL)
                                      Name:
                                      Title:

WITNESS OR ATTEST:                    AGAX/VLI ACQUISITION CORPORATION

_________________________             By:______________________(SEAL)
                                      Name:
                                      Title:

WITNESS:                              BANK OF AMERICA, N.A.

_________________________             By:______________________(SEAL)
                                      Name:
                                      Title: